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                                                                    EXHIBIT 10.9

                                    FORM OF
                          CHANGE IN CONTROL AGREEMENT
                          ---------------------------

          THIS AGREEMENT (this "Agreement") is made as of May __, 2000, between OSCA, Inc., a Delaware corporation (the "Company," and, together with any of its
                                         -------
subsidiaries or successors in interest, including a successor in a Change in Control (as defined below), the "Employer"), and Robert L. Hollier
                                 --------
("Executive").
  ---------

          WHEREAS, Executive provides valuable services to the Company and the Company has determined that it would be in the Company's interest to provide Executive certain assurances regarding Executive's treatment in the event of a Change in Control; and

          WHEREAS, Executive desires to secure such assurances;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Severance Payment.
          -----------------

          (a) If, subject to the conditions set forth in Section 1(b) below, Executive's employment with the Employer is terminated under the circumstances contemplated by Section 1(b), Employer shall pay Executive a lump sum severance payment (the "Severance Payment") equal to two times Executive's Annual Compensation as in effect prior to the Change in Control.

          (b) Executive shall only be entitled to the Severance Payment if: (i) the Company has undergone a Change in Control prior to the fifth anniversary of the date of this Agreement; and (ii) Executive makes himself immediately available for continued employment by the Company's successor in interest in such Change in Control; and (iii) (A) such successor in interest elects not to continue Executive's employment in connection with such Change in Control or (B)
                                                                          --
prior to the first anniversary of such Change in Control, Executive's employment with the Employer is terminated by the Employer without Cause or Executive resigns from the Employer with Good Reason; and (iv) Executive executes a general release of the Employer in the form attached hereto as Annex A. For the
                                                               -------
avoidance of doubt, if Executive's employment with the Employer terminates under any other circumstances, including by reason of death, disability, retirement, resignation without Good Reason or termination by the Employer for Cause, Executive shall not be entitled to any severance payment whatsoever.

          (c) The Employer shall pay the Severance Payment to Executive in cash or wire transfer of immediately available funds within 30 days of the termination of his employment under the circumstances contemplated by Section 1(b). If Executive dies after such termination but before the Severance Payment is paid in full, Employer shall pay the Severance Payment to Executive's legal heir or estate. The Severance Payment shall be subject to all required tax withholding by the Employer.

          (d) In addition to the payment provided under Section 1(a) hereof, if Executive's employment with the Employer is terminated under the circumstances contemplated by Section 1(b), all outstanding stock options previously granted to Executive, and not yet expired, will become fully and immediately vested and exercisable by Executive on the date of termination of Executive's employment with Employer and for such period of time thereafter as shall be permitted pursuant to the applicable stock option plan and stock award agreements.

          2.  No Guarantee of Employment.  Executive hereby acknowledges and
              --------------------------
agrees that nothing in this Agreement constitutes a guarantee or assurance of continued employment with the Employer and that his only rights under this Agreement are to payment of the Severance Payment and immediate vesting of stock options in accordance with the terms of this Agreement.

          3.  Certain Definitions. The following capitalized terms used in this
              -------------------
Agreement have the meanings set forth below:

          (a) "Annual Compensation" means Executive's annual base salary as in
               -------------------
effect immediately prior to the Change in Control, plus an amount equal to all other amounts paid to Executive as wages, bonuses, commissions, profit sharing or other cash compensation for services rendered during the twelve month period immediately prior to the Change in Control.

          (b) "Cause" means (i) the commission of a felony or other crime
               -----
involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Employer or any of its Subsidiaries or any of their customers or suppliers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing the Employer or any of its Subsidiaries substantial public disgrace or disrepute or economic harm, or (iii) substantial and repeated failure to perform duties as reasonably directed by the Employer's Board of Directors.

          (c) a "Change in Control"  shall be deemed to have occurred if the
                 -----------------
conditions set forth in any one of the following paragraphs shall have been satisfied:

          (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company (any such person is hereinafter referred to as a "Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company), excluding any Person who becomes such a beneficial owner in connection with a transaction described in clause (A) of paragraph (ii) below;

          (ii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with or into any other corporation, other than (A) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the Board of Directors of the Company, the surviving entity or any parent thereof or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing 20% or more of the combined voting power of the Company's then outstanding securities;

          (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least a majority of whose directors were directors of the Company immediately prior to such sale or disposition; or

          (iv) during any period of two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

     Where a Change in Control results from a series of related transactions, the Change in Control shall be deemed to have occurred on the date of the consummation of the first such transaction.

     Notwithstanding any other provision hereof, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

          (d) Executive shall be deemed to have terminated his employment with the Employer with "Good Reason" if, prior to such termination:
                        -----------

          (i) the Employer has reduced Executive's base salary or rate of compensation as in effect immediately prior to the Change in Control; or

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          (ii)  the Employer has assigned Executive duties and responsibilities substantially different than those in effect immediately prior to the Change in Control; or

          (iii) the Employer requires Executive to change the location of his job or office to a location more than 40 miles from the location in effect immediately prior to the Change in Control provided that such new location is not closer to Executive's primary residence; or

          (iv) the Employer fails to provide Executive with pension plans, 401(k) plans, life insurance plans, health, accident or disability plans, or other health, welfare and retirement benefits materially equal to those in effect immediately prior to the Change in Control.

          (e)   "Subsidiary" means any corporation or other entity of which the
                ----------
securities or other ownership interests having the voting power to elect a majority of the board of directors or other governing body are, at the time of determination, owned by the Employer, directly or through one of more Subsidiaries.

          4.    Severability.  Whenever possible, each provision of this
                ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any action in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          5.    Complete Agreement.  Subject to any rights of Executive pursuant
                ------------------
to applicable law, applicable benefit plans and stock award agreements, this Agreement embodies the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way (including, without limitation, the Transition Payment Agreement between the parties hereto, dated __________); provided, however, that Executive's Great Lakes Change of Control Agreement, dated _______ (the "Great Lakes Agreement"), shall not be preempted or
                    ---------------------
superseded by this Agreement. In the event that the Executive becomes entitled to receive concurrent Severance Payments under both this Agreement and the Great Lakes Agreement, then the Great Lakes Agreement shall preempt and supersede this Agreement and Executive shall only be entitled to receive Severance Payments under the Great Lakes Agreement.

          6.    No Strict Construction.  The language used in this Agreement
                ----------------------
shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

          7.    Counterparts.  This Agreement may be executed in separate
                ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

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

          8.   Successors and Assigns.  This Agreement is intended to bind and
               ----------------------
inure to the benefit of and be enforceable by Executive, the Company and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his duties or obligations hereunder without the prior written consent of the Company.

          9.   Choice of Law.  All issues and questions concerning the
               -------------
construction, validity, enforcement and interpretation of this Agreement and the annex attached hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          10.  Amendment and Waiver.  The provisions of this Agreement may be
               --------------------
amended or waived only with the prior written consent of the Employer and Executive, and no course of conduct or course of dealing or failure or delay by any party hereto in enforcing or exercising any of the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement or be deemed to be an implied waiver of any provision of this Agreement.

                             *    *    *    *    *

          IN WITNESS WHEREOF, the parties hereto have executed this Change in Control Agreement as of the date first written above.


                              OSCA, INC.



                              ___________________________________
                              By:
                              Its:



                              EXECUTIVE



                              ___________________________________
                              By: Robert L. Hollier

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

                                                                         Annex A

                                GENERAL RELEASE


     I, Robert L. Hollier, in consideration of and subject to the performance by OSCA, Inc., a Delaware corporation or its successor in interest (together with its subsidiaries, the "Company"), of its material obligations under the
                            -------
Change in Control Agreement, dated as of [___________, 2000] (the "Agreement"),
                                                                   ---------
do hereby release and forever discharge as of the date hereof the Company and all present and former directors, officers, agents, representatives, employees, successors and assigns or predecessors of the Company and its direct or indirect owners (collectively, the "Released Parties") to the extent provided below.
                           ----------------

1.   I understand that any payments or benefits paid or granted to me under
     Section 1 of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled. I understand and agree that I will not receive the payments and benefits specified in Section 1 of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter or breach this General Release.

2. Except as provided in paragraph 4 below, I knowingly and voluntarily release and forever discharge the Company and the other Released Parties from any and all claims, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date of this General Release) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Civil Rights Act of 1866, as amended; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys' fees incurred in these matters) (all of the foregoing collectively referred to herein as the "Claims").
                                                       ------

3. I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.




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

4. I agree that this General Release does not waive or release any (i) rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release; or (ii) any claims with respect to accrued benefits under employee benefit plans maintained by the Company or any claims arising from the Company's obligation to provide any benefits (other than severance benefits) to which I may be entitled under applicable plan provisions (as amended from time to time) based on the date of termination of employment with the Company. In addition, the release of all claims shall not affect currently pending workers compensation proceedings or claims, nor the right of either party to enforce the terms of the Agreement and this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5. In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims. I further agree that I am not aware of any pending charge or complaint of the type described in paragraph 2 as of the execution of this General Release.

6. I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

7. I agree that I will forfeit all amounts payable by the Company pursuant to the Agreement if I challenge the validity of this General Release. I also agree that if I violate this General Release by suing the Company or the other Released Parties for claims waived by this General Release, I will pay all costs and expenses of defending against the suit incurred by the Released Parties, including reasonable attorneys' fees, and return all payments received by me pursuant to the Agreement.

8. I agree that this General Release is confidential and agree not to disclose any information regarding the terms of this General Release, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I will instruct each of the foregoing not to disclose the same to anyone.


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

9. Any non-disclosure provision in this General Release does not prohibit or restrict me (or my attorney) from responding to any inquiry about this General Release or its underlying facts and circumstances by the Securities and Exchange Commission (SEC), the National Association of Securities Dealers, Inc. (NASD), any other self-regulatory organization or governmental entity.

10. I agree to reasonably cooperate with the Company in any internal investigation or administrative, regulatory, or judicial proceeding. I understand and agree that my cooperation may include, but not be limited to, making myself available to the Company upon reasonable notice for interviews and factual investigations; appearing at the Company's request to give testimony without requiring service of a subpoena or other legal process; volunteering to the Company pertinent information; and turning over to the Company all relevant documents which are or may come into my possession all at times and on schedules that are reasonably consistent with my other permitted activities and commitments. I understand that in the event the Company asks for my cooperation in accordance with this provision, the Company will reimburse me solely for reasonable travel expenses, including lodging and meals, upon my submission of receipts.

11. Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement.

12. Whenever possible, each provision of this General Release shall be interpreted in, such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

(a)  I HAVE READ IT CAREFULLY;

(b) I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

(c)  I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

(d) I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;




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

(e) I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE SUBSTANTIALLY IN ITS FINAL FORM ON _______________ __, _____ TO CONSIDER IT AND THE CHANGES MADE SINCE THE _______________ __, _____ VERSION OF THIS RELEASE ARE NOT MATERIAL AND WILL NOT RESTART THE REQUIRED 21-DAY PERIOD;

(f) THE CHANGES TO THE AGREEMENT SINCE _______________ ___, _____ EITHER ARE NOT MATERIAL OR WERE MADE AT MY REQUEST.

(g) I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

(h) I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

(i) I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.



DATE: ___________ __, ______                  ______________________________



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